                                                                   Ex-10.24




                                   Schedules to

                                 Mediterannean CMA

                                   SCHEDULE C

--------------------------------------------------------------------------------

                   CABLESHIP FIXED STANDING CHARGES ALLOCATION

                                AND RUNNING COSTS

                                                                    SCHEDULE C.1

                           CABLESHIP STANDING CHARGES

"Fixed Standing Charges" include in particular (but are not limited to):

(a) Depreciation (including depreciation of additions and improvements of a capital nature) calculated in accordance with the projected life of the Cableship depreciated to nil at the end of the Cableships' book life, or such shorter periods as may be consistent with the book lives of individual items of plant or machinery.

(b) Interest calculated in accordance with the relevant financial terms and conditions.

(c) The cost of repairs to the Cableship and its equipment and any essential renewals of its equipment, including the cost of non-capital improvements to the Cableship to enable it to fulfill its commitments in relation to changes in the design of submersible plant and repair techniques.

(d)   The costs of refit.

(e)   The costs of crew training.

(f) The salaries, wages and allowances of the personnel and crew required to operate the Cableship.

(g) The cost of providing victuals, water, stores and other services to each Cableship Operator's normal standards.

(h) The cost of port charges and agency fees together with an appropriate share of the Assigned Port charges, agency fees and associated headquarters charges but excluding the costs of any cable and repeater storage ashore, and

(i) The cost of insurance, except "at sea" insurance (which is included in Running Costs) against such risks as the Cableship Operator decides to insure by contract.

                                                                    SCHEDULE C.2

                             CABLESHIP RUNNING COSTS

The Cableship Running Costs comprise the additional costs, incurred over and above the Fixed Standing Charges, which are incurred in respect of Repair, Maintenance & Improvement and other such operational circumstances as stipulated in the Agreement.

(a) The cost of all fuel and lubricating oil consumed from receipt of notification of requirement and until return to a mooring or berth at the Assigned Port;

(b) The salaries, wages, allowances, pension fund contributions, travel costs (including any necessary transfer or officers and crew between) and accommodation costs of such additional officers, crew, or other personnel as applicable, necessary to increase the Cableship from a standby basis to a fully operational basis;

(c) The costs of additional goods and services in respect of any particular operation over and above the normal operating requirements of the Cableship;

(d)   The cost of providing additional facilities as provided in accordance with
      Article 5(d);

(e) The cost of harbour and port charges, pilotage, tonnage dues, towage, and lighters;

(f) The additional premiums payable under the hull increased value and consumable stores insurance policies when the Cableship is at sea, including additional premiums for the Cableships entering and staying in a war Zone, as defined by insurers and/or any zone which would not ordinarily be covered by reason of the provision of the war risks and Protection and Indemnity Association Rules and Regulations and premiums required for additional insurance in connection with cable shore-end operations and other facilities referred to in Article 5(d) of this Agreement.

(g) The costs associated in disengaging a Cableship from Refit early in accordance with Article 19(q).

(h)   The costs of fuel used in port while on Standby.

                                                                    SCHEDULE C.3

                        Estimated Running Costs for 1999

                                  RAYMOND CROZE

CURRENCY: FRENCH FRANCS

                         ------------------------------------------------------------------
                         IN PORT                      AT SEA REPAIR OPERATIONS
                         DAILY RATE       -------------------------------------------------
                                          ON PASSAGE        ON GROUND/       OTHER COSTS
                                                            CABLE WORK       PER OPERATION
-------------------------------------------------------------------------------------------
FUEL DETAILS

Fuel
  -Consumed              1,5 Tons         20 Tons           10 Tons
  -Current Price         1,550 FF/T(***)  1,550 FF/T(***)   1,550 FF/T(***)
-------------------------------------------------------------------------------------------

COSTS

i Fuel                        2,325           31,000            15,500

ii Labour costs
  -Additional crew                            24,633            24,633
  -Overtime                                                      7,405
  -Additional                                  7,497             7,497
   victualling

iii At Sea Insurance                           2,805             2,805

iv Port Charges                                                                  14,994(*)

v Cable Handling
  -Loading                                                                       17,442(**)
  -Unloading                                                                     17,442(**)

vi Consumable/                                                                   34,680 s
   Lost Gear

vii Miscellaneous                                                                 6,120
-------------------------------------------------------------------------------------------
TOTAL (FF)                    2,325           65,935            57,840           90,678
-------------------------------------------------------------------------------------------

(*)    Estimate of La Seyne port charges
(**)   Estimate of foreign depots
(***)  Annual average cost subject to currency rate USD/FF

                                                                    SCHEDULE C.3

                        Estimated Running Costs for 1999

                                     TELIRI

CURRENCY: ITALIAN LIRAS

-------------------------------------------------------------------------------------------
                    in port daily rate                at sea repair operations
                       (tons/24h)      ----------------------------------------------------
                                       On passage daily     on ground         other costs
                                            rate            daily rate        per operation
-------------------------------------------------------------------------------------------
FUEL DETAILS
-------------------------------------------------------------------------------------------
i. Fuel Gasoil
-------------------------------------------------------------------------------------------
-Consumed                2,8               20,0               10,0
-------------------------------------------------------------------------------------------
-Current price         382,000            382,000           382,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
COSTS                     ITL               ITL                ITL               ITL
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
i. Fuel               1,069.600          7,640,000         3,820,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
ii. Labour Costs
-------------------------------------------------------------------------------------------
-Additional Crew                         6.009,000         6.009,000
-------------------------------------------------------------------------------------------
-Overtime                                1,432,000         4,178,000
-------------------------------------------------------------------------------------------
-Additional                              1,561,000         1,561,000
Victualling
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
iii. At Sea Insurance                     858,000           858,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
iv. Port Charges                                                              4,370,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
v. Cable Handling
-------------------------------------------------------------------------------------------
-Loading                                                                      4,370,000
-------------------------------------------------------------------------------------------
-Unloading                                                                    4,370,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
vi. Consumable/                                                               6,243,000
   Lost Gear
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
vii. Miscellaneous                                                            9,364,000
-------------------------------------------------------------------------------------------
TOTAL (ITL)           1.069.600         17.500.000        16.426.000         28.717.000
-------------------------------------------------------------------------------------------

                                                                    SCHEDULE C.3

                        Estimated Running Costs for 1999

                                      TENEO

CURRENCY: PESETAS

--------------------------------------------------------------------------------------------
                        in port                      at sea repair operations
                                      ------------------------------------------------------
                                         On passage      on ground/ cable     other costs
                                                              work            per operation
--------------------------------------------------------------------------------------------
FUEL DETAILS
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
i. Fuel
--------------------------------------------------------------------------------------------
-Consumed                 1,5 T            14,0 T             8,0 T
--------------------------------------------------------------------------------------------
-Current price         26.200 Pts        26.200 Pts         26.200 Pts
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
COSTS                     PTS               PTS                PTS                PTS
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
i. Fuel                39.300            366.800            209.600
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
ii. Labour Costs                         462.294            626.764
--------------------------------------------------------------------------------------------
-Additional Crew                         348.650            598.372
--------------------------------------------------------------------------------------------
-Overtime                                   0               114.747
--------------------------------------------------------------------------------------------
-Additional                              113.644            113.644
Victualling
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
iii. At Sea Insurance                     62.503             62.503
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
iv. Port Charges                                                                397.753
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
v. Cable Handling                                                               340.931
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
vi. Consumable/                                                                 454.574
    Lost Gear
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
vii. Miscellaneous                                                             1.136.436
--------------------------------------------------------------------------------------------
     TOTAL             39.300            891.597            1.098.867          2.329.694
--------------------------------------------------------------------------------------------

                                                                    SCHEDULE C.3

                        Estimated Running Costs for 1999

                                    CERTAMEN

-------------------------------------------------------------------------------------------
                    in port daily rate                at sea repair operations
                       (tons/24h)      ----------------------------------------------------
                                       On passage daily     on ground         other costs
                                            rate            daily rate        per operation
-------------------------------------------------------------------------------------------
FUEL DETAILS
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
i. Fuel Gasoil
-------------------------------------------------------------------------------------------
-Consumed                  2               18.0               12.0
-------------------------------------------------------------------------------------------
-Current price          382,000          382,000            382,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
COSTS                     ITL               ITL                ITL               ITL
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
i. Fuel                 764.000         6.876.000          4.584.000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
ii. Labour Costs
-------------------------------------------------------------------------------------------
-Additional Crew                        6.009,000          5.009,000
-------------------------------------------------------------------------------------------
-Overtime                               1,432,000          4,178,000
-------------------------------------------------------------------------------------------
-Additional                             1,561,000          1,561,000
Victualling
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
iii. At Sea Insurance                    551.000            551.000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
iv. Port Charges                                                              4,370,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
v. Cable Handling
-------------------------------------------------------------------------------------------
-Loading                                                                      4,370,000
-------------------------------------------------------------------------------------------
-Unloading                                                                    4,370,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
vi. Consumable/                                                               6,243,000
   Lost Gear
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
vii. Miscellaneous                                                            9,364,000
-------------------------------------------------------------------------------------------
TOTAL (ITL)             764.000         16.429.000        16.883.000         28.717.000
-------------------------------------------------------------------------------------------

                                   SCHEDULE E

--------------------------------------------------------------------------------

                         PRO-FORMA DOCUMENT OF ACCESSION

                                                                    SCHEDULE E.1

                  SUPPLEMENTARY AGREEMENT FOR THE ADMISSION OF

                                XXXXXXXXXXXXXXXX

                     TO THE MEDITERRANEAN CABLE MAINTENANCE
                                    AGREEMENT

                                     (MECMA)

This Supplementary Agreement is made between the Parties to the Mediterranean Cable Maintenance Agreement as listed in Appendix A and hereinafter referred to as "the Parties", and

WHEREAS

(A) The Parties are parties to an agreement known as the Mediterranean Cable Maintenance Agreement (MECMA) dated 1st of January 1999.

(B) Pursuant to Article 18 of the MECMA, which makes provision for the admission of new Parties to the Agreement who have or acquire an interest in the Repair, Maintenance & Improvement of submarine cables within the geographical boundaries more fully described in the MECMA, being such an entity with such an interest by virtue of its being Maintenance Authority of submarine cables described in Appendix C attached, which is installed within the geographical boundaries of the MECMA, desires to become Party of the MECMA.

(C) The Parties hereby agree to the admission of XXX to the MECMA subject to the terms and conditions of this Agreement and authorise the Chairman of the MECMA Management Committee to act as a representative of all Parties in the execution of such a Supplementary Agreement for the admission of new Parties.

                                                                    SCHEDULE E.1

NOW IT IS HEREBY AGREED that

The Parties agree to the admission of XXX to the MECMA as a Party to the MECMA. XXX hereby agrees to abide by all the terms and conditions of the MECMA.

The Parties hereby agree that XXX shall be added as a Party to Schedule A and the cables described in Appendix C shall be added as Scheduled Cables to Schedule B and this Supplementary Agreement shall become effective on XXX.

This Supplementary Agreement shall be binding on the Parties and XXX, their Successors and permitted Assigns.

Except specifically amended by this Supplementary Agreement to the MECMA, the MECMA shall remain unchanged and in full force and effect.

In WITNESS WHEREOF the Parties hereto have executed this Supplementary Agreement through their respective duly authorised Representatives.

FOR AND ON BEHALF OF
THE MECMA EXISTING PARTIES

BY THE CHAIRMAN OF THE MECMA
MANAGEMENT COMMITTEE


____________DATE_____________


FOR AND ON BEHALF OF XXX


_____________DATE____________

                                                                    SCHEDULE E.1

                                                                      APPENDIX A

                                     PARTIES

IDENTIFICATION OF PARTIES

                                                                    SCHEDULE E.1

                                                                      APPENDIX B

                                 NEW PARTY(IES)

                                                                    SCHEDULE E.1

                                                                      APPENDIX C

                        SUBMARINE CABLE MAINTAINED BY XXX

                                IN THE MECMA AREA

--------------------------------------------------------------------------------
CABLE  Station 1  Station 2  Type  L  L1  A  k/s     Nr of     Discount   Total
                                                  F.O. pairs                UR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Central Billing Party:

Apportionment of costs: